UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2005

ICOS CORPORATION

(Exact name of registrant as specified in its charter)

Washington	0-19171	91-1463450
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

22021 - 20th Avenue S.E., Bothell, WA	98021
(Address of principal executive offices)	(Zip code)

(425) 485-1900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement.

On December 13, 2005, the Compensation Committee of the ICOS Corporation Board of Directors recommended and the board approved changes to the compensation ICOS pays to non-employee directors.

Equity Award Program for Non-Employee Directors

Effective December 13, 2005, the board adopted the Amended and Restated Equity Award Program for Non-Employee Directors. This program provides that an initial stock option grant to purchase 30,000 common shares, vesting over two years of service, will be issued for new non-employee directors. The program also provides that continuing non-employee directors will receive annual grants of restricted stock/restricted stock units, vesting over two years of service, and sets forth a process for determining the size of each annual restricted stock/restricted stock unit grant by comparison to peer company equity grant practices.

All options, stock and stock unit grants will issued pursuant to ICOS’ shareholder-approved 1999 Long-Term Incentive Plan and will be evidenced by either a stock option agreement, stock grant agreement or stock unit agreement, as applicable. Outstanding unvested grants issued under the program will also fully vest upon a change in control. This description is only a summary and is qualified in its entirety by reference to the program, which is filed as an exhibit hereto.

Board Cash Compensation

For service after December 31, 2005, the non-employee directors will receive an annual retainer fee of $45,000 paid in quarterly installments and will no longer be paid per meeting fees. The Lead Non-Employee Director will continue to receive an additional annual retainer of $15,000.

For service after December 31, 2005, the non-employee members, excluding the chairperson, of the following committees will receive the corresponding annual retainer fee, paid quarterly, in addition to any other compensation he or she may otherwise receive:

Audit Committee	$19,000
Compensation Committee	$14,000
Nominating and Corporate Governance Committee	$7,000

For service after December 31, 2005, the non-employee chairpersons of the following committees will receive the corresponding annual retainer fee, paid quarterly, in addition to any other compensation he or she may otherwise receive:

Audit Committee	$35,000
Compensation Committee	$25,500
Nominating and Corporate Governance Committee	$18,500

ITEM 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

99.1	Amended and Restated Equity Award Program for Non-Employee Directors

99.2	Form of Stock Grant Agreement for Non-Employee Directors

99.3	Form of Stock Unit Agreement for Non-Employee Directors

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ICOS CORPORATION

Date:	December 15, 2005	By:	/S/ MICHAEL A. STEIN
Michael A. Stein
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Amended and Restated Equity Award Program for Non-Employee Directors

99.2	Form of Stock Grant Agreement for Non-Employee Directors

99.3	Form of Stock Unit Agreement for Non-Employee Directors